SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 18, 2006

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada                                               0-7246                       95-2636730

(State or Other Jurisdiction                  (Commission                                     (IRS Employer

      of Incorporation)                                                 File Number)           Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

no change

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02                Results of Operations and Financial Condition.

Petroleum Development Corporation announces third quarter and nine month operating results.

Item 8.01                Other events of importance to security holders.

Petroleum Development Corporation announces third quarter Financial and Operating  Results Conference Call set for January 19, 2006 11:00 Eastern Standard Time.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.

The news release is filed herewith as Exhibit 99.1 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

By           /s/ Darwin L. Stump

                Darwin L. Stump

                Chief Financial Officer

                Date   January 18, 2006